Exhibit 10.55

Amendment No 2
Manufacturing Services and Supply Agreement

This Amendment No. 2 to Manufacturing Services and Supply Agreement (“Amendment”) is entered into between Solectron Corporation, a Delaware corporation, and its subsidiaries and affiliates, which includes Solectron Technology Singapore Ltd., Solectron Technology Sdn Bhd, Solectron Netherlands BV and any other Offshore Business Headquarters, (together or individually, “Solectron”) and Asyst Technologies, Inc., and its subsidiaries and affiliates (together or individually, “Asyst”), effective February 18, 2005 (the “Amendment Effective Date”) and amends to the extent specifically provided below the Manufacturing Services and Supply Agreement dated September 5, 2002 between Asyst and Solectron (and as previously amended on September 23, 2003, the “Agreement”).

All terms not expressly defined in this Amendment shall be given the same meaning and intent as defined or provided in the Agreement.

1.	Solectron agrees to assemble, test and ship the [*] product (the “[*]”) line from its [*] facility (and/or [*], if and as directed by Asyst). Solectron will transition this capability and process to its [*] facility, and demonstrate to Asyst this capability and process on an initial and ongoing basis, in accordance with the timetable as set forth in the detailed [*] Transfer and Manufacturing Plan, dated as of January 21, 2005.

2.	The [*] Transfer and Manufacturing Plan shall be deemed integrated in and made a part of this Amendment as Exhibit B hereto.

3.	The parties agree that, in accordance with Section 1.5 of the Agreement, the [*] shall be deemed a “New Product” under the Agreement.

4.	The parties agree that the Transfer Master List, including the Assumptions page thereto, which is attached hereto as Exhibit A sets forth the pricing Solectron may charge Asyst with respect to the assembly, test and shipment of the [*] (and any other fees or costs incurred or to be charged by Solectron and associated with the [*]). The Transfer Master List shall be reviewed quarterly in good faith by both Solectron and Asyst. The parties shall meet to review, and where appropriate, update the Transfer Master List within the [*] of each calendar [*]. Any services performed by Solectron in [*] at Asyst’s written request, and which relate to the assembly, test and shipment of [*], will be subject to pricing to be mutually agreed upon in advance by the parties in writing (and reviewed quarterly by the parties).

5.	Pricing for the manufacture of the [*] shall be reduced in three phases on the timeline set forth in the table below. Pricing for applicable modules shall be reduced during the appropriate phase as set forth in the Transfer Maser List such that: during Phase I, only [*] will have reduced prices; during Phase II, [*] will have reduced prices; and during Phase III, [*] will have reduced prices as set forth on Exhibit A. For purposes

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

of clarification, examples of prices of a certain configuration are set forth on Exhibit C hereto.

Phase I	Planned price reduction on [*]
Phase II	Planned price reduction on [*]
Phase III	Planned price reduction on [*]

The dates set forth above for the start of each Phase shall hereinafter be referred to as the “Phase Start Dates”. The Phase Start Dates are firm, subject to delay or push-out in the sole discretion of Asyst. Asyst will deliver notice to Solectron of its intent to delay or push-out any Phase Start Date at least [*] days prior to such Phase Start Date, and such notice will be binding on the parties hereto without further notice or action required by either party. In the event of a delay or push-out, the pricing of the then-current Phase shall be continued until the delayed or pushed-out Phase is implemented. In the event the delay or push-out of any Phase Start Date is caused by Solectron’s failure to meet the requirements set forth in Section 6 below, such event, including the reasons and effects, will be discussed at the next scheduled meeting between the parties. In the event a delay or push-out affects pricing or timing, the parties will address such issues in good faith at the next quarterly meeting to review the Transfer Master List.

6.	Solectron agrees to develop, demonstrate and maintain during the Term of the Agreement the following performance competencies, consistent with the timetable, resource commitments and performance targets set forth in the [*] Transfer and Manufacturing Plan:

a.	Final System Test

b.	Production Engineering

c.	Quality Management

In addition, Solectron agrees to develop, demonstrate and maintain, during the Term of the Agreement, Supply Chain Management performance competencies in a manner and upon the timing to be agreed upon by the parties.

Solectron agrees that if it fails in its commitment with regard to the development, demonstration and continued maintenance of the indicated performance competencies, Asyst will not be required to engage Solectron with respect to the assembly, test and shipment of the [*].

7.	The competencies, commitments and targets set forth in the [*] Transfer and Manufacturing Plan shall amend and replace, in specific relevant part in relation to the [*], Solectron’s obligations set forth in Section 1.2 of the Agreement (and the exhibits to the Agreement identified in Section 1.2).

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

8.	Solectron and Asyst management teams will meet at least [*] per [*] during the Term of the Agreement to review Solectron’s progress towards:

a.	Transititioning the manufacture of the [*] to Solectron’s [*] facility;

b.	Development, demonstration and continued maintenance of the performance competencies above; and

c.	Achievement of the continuing objectives set forth in the [*] Transfer and Manufacturing Plan relating to operating costs reduction, quality improvement and effective manufacturing forecasting and efficiency. Solectron will continue to be reviewed during the Term of the Agreement towards cost reductions as set forth in Section 10.2 of the Agreement, or as otherwise agreed in writing by the Parties, on a quarterly basis.

9.	Attachment G to the Agreement containing the pricing and cost mark up information shall be deleted in its entirety and shall be replaced with Attachment R to this Amendment. Until otherwise amended in writing by the parties, Attachment R to this Amendment shall apply and be deemed automatically effective as of the Amendment Effective Date with respect to any and all Products and any and all services or performance of Solectron subject to the Agreement. All references in the Agreement to Attachment G shall be deemed amended to refer to Attachment R. Attachment G-1 shall remain in full force and effect as an attachment and supplement to Attachment R.

10.	Asyst will make available additional business to Solectron, which may include [*] and other products from Asyst Japan, Inc. and Asyst Shinko, Inc., where appropriate based upon Solectron’s performance and competitiveness, in Asyst’s sole discretion. Solectron and Asyst agree to engage in good faith discussions, including the exchange of quotation and capability information, relating to the possible transfer of additional business by Asyst to Solectron.

All other Sections of the Agreement, to the extent not expressly modified in this Amendment, shall remain unchanged and in full force and effect. Nothing herein shall otherwise amend, modify or extend any right, obligation or liability of the parties under the Agreement.

Executed and agreed on the dates shown below.

Agreed:		Agreed:
Solectron Corporation		Asyst Technologies, Inc.

By:	/s/ Linda V. Moore	By:	/s/ Steve Debenham

Authorized Signature		Authorized Signature
Linda V. Moore
Title:	Vice President – Contract & Compliance	Title:	V.P., GC & Secy.

Date:	2/21/05	Date:	2/18/05
NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT A – WORKSHEET 1
Mod Unit Reduction Details

	Assembly					[*]	Current	[*]	[*]
Main	Part			Make	[*] Phase of	Phase of	[*] Cut in	Selling	Selling
Module	Number	Description	Rev	/ Buy	Qualification	Transfer	Proposal	Price	Price	Variance
Common Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Core Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT A – WORKSHEET 2
Monthly Savings — Forecast

							Phase I		Phase II		Phase III
							Total		Total		Realizable		SG
	Phase I		Phase II		Phase III		$Savings		$Savings		$Savings		Realizable$		Comments
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]
[*] Revenue	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]	$	[*]	$	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT A – WORKSHEET 3
Mod Forecast [*]

		Porrtal	Sorter
Part		Reference	Reference		[*] Selling	[*] Selling
Number	Description	Designator	Designator	Phase	Price	Price	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*] – [*]]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT B
[*] Transfer and Manufacturing Plan

Task Name	Duration	Start	Finish	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Transfer Plan	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Phase 1 Transfer	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Phase 2 Transfer	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Phase 3 Transfer	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Manpower [*] Deployment Plan	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 1
Revision

Revision	Description	Date

A	Initial Release	04-Feb-2005

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 2
Summary

SUMMARY

Objective:

Using a standard model and looking at the unit selling price at difference phases of [*] Product Transition.

Assumptions:

1. Pricing comparison done only for Configurable modules. Sub-level assemblies pricing not considered in this analysis.

2. Standard configuration used is the [*] used in the [*] selling price quotes.

3. Current module material quote is totally based on the Q405 [*] standards due to need to buy from [*] Vendors.

4. Eventual [*] margins for procuring modules from [*] will be xx % and need to be determined and jointly agreed and is not included in this analysis.

5. [*] Module Pricing is based on the [*] loaded in Fremont VM and may be subjected to change due to actual eventual process set up in SG.

6. Assembly and test hours for all modules are based on the [*] labor hours in Shinei USA for comparison purposes.

7. Phase I and II ramp is assuming Asyst qualifies SG production according to the milestone below:

Phase 1	[*]
Phase 2	[*]

8. Phase III ramp is assumed if final testing training is completed within stipulated timeline of 3 mths, ending [*].

9. Phase III ramp is assumed that a robust CES process is in place enabling SG to build full systems per schedule.

Results:

[*] Selling Price
April 1st	$ [*]
June 1st	$ [*]
Sept 1st	$ [*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 3
[*] Config – [*]

						[*] Unit	[*] Unit
Assembly				[*] Matl	[*] Matl	Labor	Labor		Phase	Phase	Phase
PN	Phase	Description	[*]	Unit Price	Unit Price	Cost	Cost	Baseline	III	II	III
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Packaging	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 4
[*] Cost and Labor Summary – [*] Input

								Labor	Labor
							Material	HR	HR	Labor
	Assembly			Q2	Q4		Cost	12/	25/	HR	Labor
Main Module	PN	Description	Rev	05	05	Future	Comment	QTR	QTR	Std.	Comment
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Packaging	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 4
[*] Cost and Labor Summary – [*] Input
(continued)

Component
	Test Touch Time	w/ Yield	PH TT	Test Comment	Count	Count	Make / Buy
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Packaging	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C – WORKSHEET 5
[*] Cost and Labor Summary – [*] Input

								Labor	Labor
							Material	HR	HR	Labor		Test
Main	Assembly			Q2	Q4		Cost	12/	25/	HR	Labor	Touch
Module	PN	Description	Rev	05	05	Future	Comment	QTR	QTR	Std.	Comment	Time
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Packaging	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT C
[*] Cost and Labor Summary – [*] Input
(continued)

	w/	PH	Test		Component	Make
	Yield	TT	Comment	Count	Count	/ Buy	Labor Cost	SG&A	Profit	Selling	Index
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] Assemblies	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Packaging	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ATTACHMENT R

PRICING SCHEDULE

Prices are [*]

[*] costs will be quoted and negotiated as requested by Asyst.

Asyst will pay [*] costs.

Rates for [*] are the same as rates for [*] set forth in Attachment G-1.

Time incurred for [*] are to be included in total [*] time.

Pricing includes Solectron’s standard [*] month warranty for workmanship and materials as set forth in Section 11 of the Agreement.

[*] and [*] are included in standard forecast process.

All pricing shall be subject to [*] reviews of the Master Transfer List and based upon business conditions, including but not limited to [*].

NOTE: Certain confidential information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.